Exhibit 10.2

MP MATERIALS CORP.

SUBSCRIPTION AGREEMENT

This Purchase Agreement (this “Agreement”) is made and entered into as of July 9, 2025 (the “Effective Date”), between MP Materials Corp., a Delaware corporation (the “Corporation”), and the United States Department of Defense (“DOD,” and together with the Corporation, the “Parties,” and each, a “Party”). Terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, on the date hereof and concurrently with their entry into this Agreement, the Corporation and DOD have entered into a Transaction Agreement (the “Transaction Agreement”), which, among other related transactions, contemplates the execution of this Agreement;

WHEREAS, pursuant to this Agreement, the Corporation is issuing and selling to DOD, and DOD is purchasing from the Corporation, in each case on the terms and subject to the conditions set forth in this Agreement, 400,000 shares of a series of convertible preferred stock, par value $0.0001 per share, of the Corporation designated as “Series A Cumulative Perpetual Convertible Preferred Stock,” (the “Preferred Stock,” and such shares of Preferred Stock, the “Preferred Shares”), having the powers, preferences and rights, and the qualifications, limitations and restrictions, as set forth in the Certificate of Designations (the “Certificate of Designations”) in the form attached hereto as Exhibit A;

WHEREAS, the Preferred Shares will be convertible at any time and from time to time into shares of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in the Certificate of Designations (the “Conversion Shares”); and

WHEREAS, the Preferred Shares are being offered and sold to DOD, on the terms and subject to the conditions set forth in this Agreement, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from the registration requirements under the Securities Act.

NOW, THEREFORE, in consideration of, and on the basis of, the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION	1. PURCHASE AND SALE OF THE PREFERRED SHARES

1.1 Agreement to Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below), the Corporation agrees to issue and sell to DOD, and DOD agrees to purchase from the Corporation, the Preferred Shares for an aggregate cash purchase price of $400,000,000 (the “Preferred Purchase Price,” and such transaction, the “Sale”), based on a cash purchase price of $1,000 per Preferred Share (the “Per Share Purchase Price”).

1.2 Closing. The closing of the Sale (the “Closing”) shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York 10001, on the Closing Date, or at such other time and place upon which the Corporation and DOD shall agree in writing.

1.3 Delivery and Payment.

(a) On the Closing Date, the Corporation shall register DOD in book entry form as the owner of the Preferred Shares purchased by DOD hereunder on the Closing Date. The Corporation shall promptly deliver to the DOD evidence of the book-entry position representing the Preferred Shares.

(b) On the Closing Date, the DOD shall pay or cause to be paid by wire transfer, in immediately available funds, an amount of cash equal to the Purchase Price to an account designated by the Corporation.

SECTION	2. REPRESENTATIONS AND WARRANTIES OF THE PARTIES

The Parties mutually, unless otherwise noted, represent and warrant as of the date hereof as follows:

2.1 Authority. Such Party has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby that are to be consummated by such Party.

2.2 Execution and Delivery; Enforceability. Such Party has taken all action necessary to authorize the execution and delivery by such Party of this Agreement and each agreement, instrument or document required to be executed and delivered by such Party pursuant to this Agreement, the performance by such Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby that are to be consummated by such Party. This Agreement has been duly executed and delivered by such Party and, assuming due execution and delivery by the other Party, constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity.

2.3 Absence of Conflict. Neither the execution and delivery by such Party of this Agreement nor each agreement, instrument or document required to be executed and delivered by such Party pursuant to this Agreement, the performance by such Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby that are to be consummated by such Party violate or conflict with, constitute a default under or require any consent, waiver or approval under (a) such Party’s organizational documents (if applicable), (b) any law applicable to such Party or (c) any material contract, instrument or agreement to which such Party is a party or by which it or its property is bound except, in the case of clauses (b) and (c), as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the ability of such party to timely comply, or prevent such party from complying, with its obligations under this Agreement.

2.4 Issuance and Delivery of Shares. The Corporation represents and warrants that the Preferred Shares have been duly authorized, and the Conversion Shares will have been duly authorized and reserved for issuance upon conversion of the applicable Preferred Shares, and, when so issued by the Corporation and, in the case of the Preferred Shares, delivered against payment of the Preferred Purchase Price in the Sale, in the manner provided for in, and in compliance with the provisions of, this Agreement, the Preferred Shares and the Conversion Shares (a) shall be free and clear of any and all liens, security interests, options, claims, encumbrances or restrictions, except for such restrictions as expressly set forth in this Agreement or in the Certificate of Designations or otherwise imposed by applicable federal or state securities laws or by or with respect to DOD or any Law applicable to DOD, (b) shall have been validly issued, (c) shall be fully paid and nonassessable, (d) assuming the accuracy of the representations and warranties of DOD in this Section 2, shall have been issued in compliance with all applicable federal and state securities laws and (e) shall not have been issued in violation of any preemptive rights. The Corporation has filed, or at the Closing will file, the Certificate of Designations with the Secretary of State of the State of Delaware. Prior to giving effect to the issuance of the Preferred Shares contemplated hereby, no shares of Preferred Stock were issued or outstanding and no other series of preferred stock was issued or outstanding.

2.5 No Solicitation; No Integration. The Corporation represents and warrants that neither the Corporation nor any of its subsidiaries, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Preferred Shares, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Preferred Shares under the Securities Act or (iii) has issued any securities which would be integrated with the sale of the Preferred Shares to DOD for purposes of the Securities Act, nor will the Corporation or any of its subsidiaries take any action or steps that would require registration of any of the Preferred Shares under the Securities Act or cause the offering of the Preferred Shares to be integrated with other offerings. The offer and sale of the Preferred Shares by the Corporation to DOD pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

2.6 Investment Representations. The DOD represents and warrants that:

(a) it (i) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is purchasing the Preferred Shares for its own account or for one or more separate accounts maintained by it for the benefit of one or more other accredited investors and not with a view to the distribution thereof, (iii) has no present intention of selling, granting any participation in, or otherwise distribution the Preferred Shares in violation of applicable law, (iv) understands that the Preferred Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available and the Corporation is not required to register the Preferred Shares and (v) will not sell, transfer or otherwise dispose of the Preferred Shares or any interest therein except in compliance with the terms of the Certificate of Designations and the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an applicable exemption therefrom;

(b) the purchase of Preferred Shares by DOD has not been solicited by or through anyone other than the Corporation or its affiliates, DOD’s affiliates or DOD’s investment adviser;

(c) it acknowledges the issuance of the Preferred Shares has not been, and will not be, registered under the Securities Act or under any state securities laws by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of DOD’s investment intent and the accuracy of DOD’s representations as expressed herein;

(d) it understands that nothing in this Agreement or any other materials presented to DOD in connection with the Sale constitutes legal, tax or investment advice. The DOD has consulted such legal, tax, accounting and investment advisors as it, in its sole discretion, has deemed to be necessary or appropriate in connection with its purchase of the Preferred Shares, and it relies solely on such advisors and not on any statements or representations of the Corporation or any of the Corporation’s agents or representatives with respect to such legal, tax, accounting and investment consequences. The DOD understands that it, and not the Corporation, shall be responsible for its own tax liability that may arise as a result of the Sale; and

(e) DOD has retained the third-party advisors and legal counsel subject to this Subscription Agreement in accordance with all applicable laws and regulations. DOD has vetted the engagement of each of the third-party advisors and legal counsel and has confirmed that such retention does not create any conflicts of interest for DOD or the Corporation.

SECTION	3. RESTRICTIONS ON TRANSFER OF PREFERRED SHARES; OTHER COVENANTS

3.1 Restrictions on Transferability. The Preferred Shares may not be offered, sold or otherwise transferred except in compliance with the terms of the Transaction Agreement and the Certificate of Designations and the restrictions set forth in the text of the restrictive notation required to be contained in each register and book entry for the Preferred Shares pursuant to Section 3.2. The Corporation shall be entitled to give stop transfer orders to any transfer agent with respect to the Preferred Shares in order to enforce the foregoing restrictions.

3.2 Restrictive Notation.

(a) Each register and book entry for the Preferred Shares shall, subject to Section 6.02(d)(i) of the Transaction Agreement with respect to clause (1) below, contain notations in the following form (in addition to any additional legends or notations as may be required under applicable securities laws):

(1) [SECURITIES LAW LEGEND] THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), OTHER THAN A SALE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (UNLESS REQUIRED BY THE TRANSFER AGENT), PROVIDED THAT THE CORPORATION, IF IT SO REQUESTS, RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(2) [CONTRACTUAL RESTRICTIVE LEGEND] THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE BEEN ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS AS SET FORTH IN (A) THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A PREFERRED STOCK OF THE CORPORATION AND (B) A TRANSACTION AGREEMENT BETWEEN THE ISSUER OF THIS SECURITY AND THE PARTY REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITY REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID CERTIFICATE AND AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID CERTIFICATE AND AGREEMENT WILL BE VOID.

(b) Each register and book entry for the Conversion Shares shall, subject to Section 6.02(d)(i) of the Transaction Agreement with respect to clause (1) below and Section 6.02(d)(ii) of the Transaction Agreement with respect to clause (2) below, contain notations in the following form (in addition to any additional legends or notations as may be required under applicable securities laws):

(1) [SECURITIES LAW LEGEND] THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), OTHER THAN A SALE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (UNLESS REQUIRED BY THE TRANSFER AGENT), PROVIDED THAT THE CORPORATION, IF IT SO REQUESTS, RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(2) [CONTRACTUAL RESTRICTIVE LEGEND] THIS SECURITY HAS BEEN ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS AS SET FORTH IN (A) THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A PREFERRED STOCK OF THE CORPORATION UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED AND (B) A TRANSACTION AGREEMENT BETWEEN THE ISSUER OF THIS SECURITY AND THE PARTY REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITY REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID CERTIFICATE AND AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID CERTIFICATE AND AGREEMENT WILL BE VOID.

3.3 Listing. The Corporation shall, prior to the Closing Date, prepare and file a supplemental listing application with the New York Stock Exchange (“NYSE”) to list the Conversion Shares and the NYSE shall have conditionally authorized, subject to official notice of issuance, the listing of the Conversion Shares. Subject to any merger, acquisition, sale of all or substantially all of the assets, change of control or other transaction in which the Corporation is no longer an SEC reporting company, which has been determined by the Board of Directors to be in the best interest of the Corporation, the Corporation shall use commercially reasonable efforts to maintain the listing and trading of the Common Stock on NYSE and The Nasdaq Stock Market (or any of their respective successors) and, in accordance therewith, will comply in all material respects with the Corporation’s reporting, filing and other obligations under the rules and regulations of such exchange.

SECTION	4. MISCELLANEOUS

4.1 Survival of Representations and Warranties. The representations and warranties set forth in Section 2 of this Agreement shall survive the Closing and any termination of this Agreement. Notwithstanding the foregoing, any termination of this Agreement shall not limit the liability of any Party for any breach of its obligations prior to such termination.

4.2 Governing Law. This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and construed and interpreted in accordance with, the Federal Law of the United States. To the extent that Federal Law does not specify the appropriate rule of decision for a particular matter at issue, it is the intention and agreement of the Parties that the law of the State of Delaware (without giving effect to its conflict of laws principles) shall be adopted as the governing rule of decision.

4.3 Jurisdiction.

(a) By execution and delivery of this Agreement, the Corporation irrevocably and unconditionally:

(1) submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; (iii) the courts of Washington, D.C.; and (iv) appellate courts from any of the foregoing;

(2) consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(3) agrees that, subject to any and all rights of appeal provided by applicable law, judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Corporation’s obligation.

(b) By execution and delivery of this Agreement, DOD, to the maximum extent permitted by law, irrevocably and unconditionally acknowledges that this Agreement is an express contract within the meaning of 28 U.S.C. § 1491(a), and submits for itself in any claim arising from, related to, or in connection with this Agreement to the jurisdiction of (A) the U.S. Court of Federal Claims; (B) any other federal court or tribunal of competent jurisdiction; and (C) appellate courts from any of the foregoing.

4.4 WAIVER OF JURY TRIAL. THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

4.5 Specific Performance. The Corporation acknowledges that the rights of DOD to consummate the Sale are unique and recognizes and affirms that in the event of a breach of this Agreement by the Corporation, money damages are inadequate and DOD would have no adequate remedy at Law. It is accordingly agreed that DOD shall be entitled to (and the Corporation shall not oppose on the basis that injunctive relief or specific performance is not available due to availability of an adequate remedy at law) an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security, this being in addition to any other remedy to which it is entitled at law or in equity.

4.6 Expenses. Except as otherwise expressly provided in this Agreement or any other Transaction Document (as defined in the Transaction Agreement), each Party will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement.

4.7 Amendment. This Agreement cannot be modified or amended except in writing duly executed by each Party.

4.8 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed given to a Party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), (ii) sent by e-mail or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses or e-mail addresses and marked to the attention of the individual (by name or title) designated below (or to such other address, e-mail address or individual as a Party may designate by notice to the other Party):

if to DOD:

United States Department of Defense

1000 Defense Pentagon, Washington, DC 20301-1000

Attention: [***]

E-mail: [***]

Office of the Deputy Secretary of Defense

E-mail: [***]

with a simultaneous copy (which will not constitute notice) to:

Schulte Roth & Zabel LLP

Address: 919 Third Avenue, New York, NY 10022

Attention: Alan S. Waldenberg

 Robert B. Loper

 Stuart D. Freedman

E-mail: alan.waldenberg@srz.com

 robert.loper@srz.com

 stuart.freedman@srz.com

and

McDermott Will & Emery LLP

Address: 444 West Lake Street, Suite 4000, Chicago, IL 60606

Attention: Robert Clagg

E-mail: Rclagg@mwe.com

if to the Corporation:

MP Materials Corp.

Address: 1700 S Pavilion Center Drive, Suite 800, Las Vegas, NV 89135

Attention: Elliot Hoops, General Counsel and Secretary

E-mail: [***]

with a simultaneous copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Address: One Manhattan West, New York, NY 10001

Attention: Stephen F. Arcano

 Neil P. Stronski

 Dohyun Kim

 Samuel J. Cammer

E-mail: stephen.arcano@skadden.com

 neil.stronski@skadden.com

 dohyun.kim@skadden.com

 samuel.cammer@skadden.com

4.9 Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other Party, (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

4.10 No Third-Party Beneficiaries. Except as expressly stated herein, nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee.

4.11 Further Action. Upon the request of any Party to this Agreement, and subject to the terms and conditions hereof, the other Party will (i) furnish to the requesting Party any additional information, (ii) execute and deliver, at its own expense, any other documents reasonably acceptable to such Party, and (iii) take any other actions as the requesting Party may reasonably require to more effectively carry out the intent of this Agreement.

4.12 Severability. If any term, covenant, condition or provision of this Agreement or any other Transaction Document (as defined in the Transaction Agreement) or the application thereof to any Person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement or such other Transaction Documents (as applicable), or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement or such other Transaction Documents (as applicable) shall be valid and be enforced to the fullest extent permitted by applicable law.

4.13 Entire Agreement. This Agreement (along with other the Transaction Documents and the other documents delivered contemporaneously with or pursuant to this Agreement and the other Transaction Documents) constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement and the other Transaction Documents may not be amended, supplemented or otherwise modified except in a written document executed by the Party against whose interest the modification will operate.

4.14 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimile or electronic signatures may be used in place of original signatures on this Agreement. The Parties intend to be bound by the signatures on any facsimile or electronic document, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the use of a facsimile or electronic signature.

4.15 Construction. For purposes of this Agreement, unless otherwise expressly specified herein, the words “hereof”, “herein”, “hereunder” and words of similar import will refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, and reference to a particular section of this Agreement will include all subsections thereof. The word “including” means including without limitation. Definitions will be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender will include each other gender. All references in this Agreement to any Section, Exhibit or Schedule will, unless otherwise specified, be deemed to be a reference to a Section, Exhibit or Schedule of or to this Agreement, in each case as such may be amended in accordance herewith, all of which are made a part of this Agreement. Unless the context clearly requires otherwise, when used herein “or” shall not be exclusive (i.e., “or” shall mean “and/or”). Any reference herein to “$” or “dollars” means United States dollars.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

MP MATERIALS CORP.

By:	/s/ Elliot D. Hoops
Name:	Elliot D. Hoops
Title:	General Counsel and Secretary

UNITED STATES DEPARTMENT OF DEFENSE

By:	/s/ Honorable Pete Hegseth
Name:	Honorable Pete Hegseth
Title:	Secretary of Defense

By:	/s/ Stephen A. Feinberg
Name:	Stephen A. Feinberg
Title:	Deputy Secretary of Defense

[Signature Page to Subscription Agreement]